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                                                                     EXHIBIT 4.2

                      WHITE ELECTRONIC DESIGNS CORPORATION
                             AN INDIANA CORPORATION




Certificate No.:                             Number of Shares:
                                             Common Stock
                                             CUSIP 103025102
                                             SEE REVERSE FOR CERTAIN DEFINITIONS




                      WHITE ELECTRONIC DESIGNS CORPORATION


   This certifies that _____________________________________ is the registered holder of ___________________ Shares of Common Stock, $0.10 stated value, transferable only on the books of the corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed.

    In witness whereof, the said corporation has caused this Certificate to be signed by its duly authorized officers this _____ day of ______________, in the year _________.



-----------------                          -------------------------------------
Secretary                                  President and Chief Executive Officer

COUNTERSIGNED AND REGISTERED
  AMERICAN STOCK TRANSFER &
    TRUST COMPANY

TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE


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                     WHITE ELECTRONIC DESIGNS CORPORATION

        The Corporation is authorized to issue more than one class of stock. A statement of the powers, designations, preferences and the relative participating, optional or other rights of each class and series of stock and the qualifications, limitations or restrictions thereon will be provided without charge to each stockholder upon request to the Corporation.

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with rights of
           survivorship and not as tenants in
           common

UNIF GIFT MIN ACT --               Custodian
                     -------------           -------------
                        (Cust)                  (Minor)
                        under Uniform Gifts to Minors
                        Act
                           -------------------------------
                                    (State)


   Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT

For value received, ____________________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                  ASSIGNEE)

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                                                                        Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
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to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      --------------------        ---------------------------------------------
                                  NOTICE: The signatures to this
                                  assignment must correspond with the notes as written upon the face of the Certificate in every particular, without alteration or enlargement, or any change whatever.


SIGNATURE(S) GUARANTEED:
                         ------------------------------------------------------
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                         ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.